Exhibit 99.1

Energous Corporation Reports 2022 First-Quarter Results

SAN JOSE, Calif. – May 11, 2022 – Energous Corporation (NASDAQ: WATT), a leading developer of RF-based charging for wireless power networks, today announced financial results for its first quarter ended March 31, 2022, and provided an update on its operational, regulatory and partnership highlights.

Unaudited 2022 First-Quarter Financial Results

For the first quarter ended March 31, 2022, Energous reported:

•	Revenue of approximately $216,000, up significantly from approximately $145,000 in the 2021 first quarter

•

Costs and expenses of approximately $7.4 million (GAAP), with approximately $203,000 in cost of revenue, $3.5 million in research and development and $3.6 million in selling, general and administrative expenses

•	Net loss of $(7.2) million, or $(0.09) per basic and diluted share

•	Net non-GAAP loss of $(6.3) million

•	$42.8 million in cash and cash equivalents at the end of the first quarter, with no debt

Operational Highlights

•

Energous added three industry veterans to its board of advisors as the company focuses on powering the growing industrial and retail IoT ecosystem. Bob Friday, Alessandro Piovaccari and Mark Tyndall were named to the company’s advisory board in May 2022.

Regulatory Approvals

•

Energous’ 1W WattUp PowerBridge transmitter technology was approved by the Ministry of Industry and Information Technology (MIIT) in China for Internet of Things (IoT) applications. Energous’ WattUp PowerBridge supports multiple next-generation applications including smart tags, electronic shelf labels, sensors, asset trackers and more.

•

Energous’ 1W WattUp PowerBridge transmitter received regulatory approval from the Innovation, Science and Economic Development Canada (ISED), Canada’s technology regulatory body, for RF-based power transfer at any distance.

Partnership Momentum

•

Energous and Atmosic Technologies, an innovator in energy harvesting wireless platforms for the loT, released a Wirelessly-Charged Sensor Evaluation Kit featuring Atmosic’s ATM3 energy harvesting Bluetooth Low Energy System-on-Chip (SoC) solution and Energous’ FCC-certified 1W WattUp PowerBridge transmitter.

•

Energous demonstrated its advanced wireless power network technology and interoperability with WattUp-powered partner products, including Wiliot, Juniper Networks, Atmosic Technologies, Syntiant and e-peas at the Consumer Electronics Show (CES 2022) in Las Vegas, NV.

•

The company continued its partnership with Wiliot, a Sensing as a Service company and IoT technology innovator. Together, the companies have integrated Energous WattUp 1W active energy harvesting technology as a new and compelling option to power Wiliot’s IoT Pixel tags that are designed for retail, medical, industrial, warehousing, home and industrial automation.

“We delivered our first shipment of 1W WattUp PowerBridge transmitters in the 2021 fourth quarter and we are very pleased to report that in the 2022 first quarter, we fulfilled additional orders of WattUp PowerBridges,” said Cesar Johnston, CEO of Energous. “We also established new partner relationships with Atmosic Technologies, WiGL and Syntiant, as well as continued to expand the regulatory and geographic reach for our RF-based charging for wireless power networks, securing important regulatory approvals in China and Canada. Approval of our WattUp technology in these key geographies increases the global Energous ecosystem and opens up new design options such as cordless, battery-less and fully waterproof devices for IoT manufacturers.”

2022 First-Quarter Conference Call

Energous will host a conference call to discuss first-quarter financial results, recent progress and prospects for the future.

•	When: Wednesday, May 11, 2022

•	Time: 1:30 p.m. PT (4:30 p.m. ET)

•	Phone: 888-317-6003 (domestic); +1 412-317-6061 (international)

•	Passcode: 7404651

•	Conference replay: Accessible through May 24, 2022
877-344-7529 (domestic); +1 412-317-0088 (international); passcode 5344261

•	Webcast: Accessible at Energous.com; archive available through May 2023

About Energous Corporation

Energous Corporation (Nasdaq: WATT) is the Wireless Power Network global leader. Its award-winning WattUp® solution is the only technology that supports both contact and distance charging through a fully compatible ecosystem. Built atop fast, efficient, and highly scalable RF-based charging technology, WattUp is positioned to offer improvements over older, first-generation coil-based charging technologies in power, efficiency, foreign device detection, freedom of movement and overall cost for industrial and retail IoT, smart homes, smart cities and medical devices. Energous develops silicon-based wireless power transfer (WPT) technologies and customizable reference designs, and provides worldwide regulatory assistance, a reliable supply chain, quality assurance, and sales and technical support to global customers. The company received the world’s first FCC Part 18 certification for at-a-distance wireless charging and has been awarded over 200 patents for its WattUp wireless charging technology to-date.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements may describe our future plans and expectations and are based on the current beliefs, expectations and assumptions of Energous. These statements generally use terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or similar terms. Examples of forward-looking statements in this release include but are not limited to statements about our financial results and projections, statements about the success of our collaborations with our partners, statements about any governmental approvals we may need to operate our business, statements about our technology and its expected functionality, and statements with respect to expected company growth. Factors that could cause actual results to differ from current expectations include: uncertain timing of necessary regulatory approvals; timing of customer product development and market success of customer products; our dependence on distribution partners; and intense industry competition. We urge you to consider those factors, and the other risks and uncertainties described in our most recent annual report on Form 10-K as filed with the Securities and Exchange Commission (SEC), any subsequent quarterly reports on Form 10-Q as well as in other documents that may be subsequently filed by Energous, from time to time, with the SEC, in evaluating our forward-looking statements. In addition, any forward-looking statements represent Energous’ views only as of the date of this release and should not be relied upon as representing its views as of any subsequent date. Energous does not assume any obligation to update any forward-looking statements unless required by law.

Non-GAAP Financial Measures

We have provided in this release financial information that has not been prepared in accordance with accounting standards generally accepted in the United States of America (“GAAP”). We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures below.

Our reported results include certain non-GAAP financial measures, including non-GAAP net loss, non-GAAP costs and expenses, non-GAAP sales, marketing, general and administrative expenses (SG&A) and non-GAAP research and development expenses (R&D). Non-GAAP net loss excludes depreciation and amortization and stock-based compensation expense. Non-GAAP costs and expenses excludes depreciation and amortization and stock-based compensation expense. Non-GAAP SG&A excludes depreciation and amortization and stock-based compensation expense. Non-GAAP R&D excludes depreciation and amortization and stock-based compensation expense. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release.

– Financial Tables Follow –

Energous Corporation

BALANCE SHEETS

(Unaudited)

	As of
	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$42,774,171	$49,071,414
Accounts receivable, net	198,924	283,602
Inventory	68,480	—
Prepaid expenses and other current assets	431,670	874,886

Total current assets	43,473,245	50,229,902

Property and equipment, net	484,567	510,197
Right-of-use lease asset	432,249	618,985
Other assets	11,991	11,991

Total assets	$44,402,052	$51,371,075

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$934,913	$1,205,957
Accrued expenses	1,342,782	1,523,317
Accrued severance	909,873	975,439
Operating lease liabilities, current portion	438,698	628,307
Deferred revenue	16,091	13,364

Total current liabilities	3,642,357	4,346,384

Operating lease liabilities, long-term portion	27,012	40,413

Total liabilities	3,669,369	4,386,797
Stockholders’ equity:
Preferred Stock, $0.00001 par value, 10,000,000 shares authorized at March 31, 2022 and December 31, 2021; no shares issued or outstanding.	—	—
Common Stock, $0.00001 par value, 200,000,000 shares authorized at March 31, 2022 and December 31, 2021; 77,055,208 and 76,667,205 shares issued and outstanding at March 31, 2022 and December 31, 2021, respectively.	771	767
Additional paid-in capital	384,284,669	383,383,550
Accumulated deficit	(343,552,757)	(336,400,039)

Total stockholders’ equity	40,732,683	46,984,278

Total liabilities and stockholders’ equity	$44,402,052	$51,371,075

Energous Corporation

STATEMENTS OF OPERATIONS

(Unaudited)

	For the Three Months Ended March 31,
	2022	2021
Revenue	$215,961	$145,065
Costs and expenses:
Cost of revenue	203,249	—
Research and development	3,527,146	4,591,244
Sales and marketing	1,613,590	1,794,212
General and administrative	2,027,520	2,287,396

Total costs and expenses	7,371,505	8,672,852

Loss from operations	(7,155,544)	(8,527,787)
Other income (expense):
Interest income	2,826	2,024

Total	2,826	2,024

Net loss	$(7,152,718)	$(8,525,763)

Basic and diluted net loss per common share	$(0.09)	$(0.14)

Weighted average shares outstanding, basic and diluted	76,930,919	61,567,003

Energous Corporation

Reconciliation of Non-GAAP Information

(Unaudited)

	For the Three Months Ended March 31,
	2022	2021
Net loss (GAAP)	$(7,152,718)	$(8,525,763)
Add (subtract) the following items:
Depreciation and amortization	70,119	64,774
Stock-based compensation	796,906	2,146,226

Adjusted net non-GAAP loss	$(6,285,693)	$(6,314,763)

Total costs and expenses (GAAP)	$7,371,505	$8,672,852
Subtract the following items:
Depreciation and amortization	(70,119)	(64,774)
Stock-based compensation	(796,906)	(2,146,226)

Adjusted non-GAAP costs and expenses	$6,504,480	$6,461,852

Total research and development expenses (GAAP)	$3,527,146	$4,591,244
Subtract the following items:
Depreciation and amortization	(37,683)	(45,408)
Stock-based compensation	(353,043)	(1,149,277)

Adjusted non-GAAP research and development expenses	$3,136,420	$3,396,559

Total sales, marketing, general and administrative expenses (GAAP)	$3,641,110	$4,081,608
Subtract the following items:
Depreciation and amortization	(32,436)	(19,366)
Stock-based compensation	(443,863)	(996,949)

Adjusted non-GAAP sales, marketing, general and administrative expenses	$3,164,811	$3,065,293

Contact

Energous Investor Relations:

Padilla IR

IR@energous.com

Energous Public Relations :

SHIFT COMMUNICATIONS

PR@energous.com

###